Fair Value Measurement - Schedule of the Following Table Presents Changes in the Equity-Linked Share Issuance Liability Measured Using Level 3 Inputs (Details) - Equity-Linked Share Issuance Liability [Member]
Dec. 31, 2025 USD ($)
Schedule of the Following Table Presents Changes in the Equity-Linked Share Issuance Liability Measured Using Level 3 Inputs [Line Items]
Balance	$ 426,000
Liability recognized at issuance (August 29, 2025)	576,000
Change in fair value	$ (150,000)